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                                                                    EXHIBIT 10.8

                            INDEMNIFICATION AGREEMENT


                  This INDEMNIFICATION AGREEMENT made and entered into effective as of February 9, 2001("Agreement"), by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Company"), and Bernard J. Duroc-Danner ("Indemnitee").


                                  WITNESSETH:

                  WHEREAS, highly skilled and competent persons are becoming more reluctant to serve public corporations as directors or officers unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

                  WHEREAS, uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

                  WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

                  WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify Indemnitee to the fullest extent permitted by applicable law so that Indemnitee will serve or continue to serve the Company free from undue concern that Indemnitee will not be so indemnified; and

                  WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

                  Section 1. Services by Indemnitee. Indemnitee agrees to continue to serve as a director and/or officer of Universal Compression, Inc. ("Universal"), a wholly-owned subsidiary of the Company. This Agreement does not create or otherwise establish any right on the part of Indemnitee to be and continue to be nominated to be a director and/or officer of Universal or the Company and does not create an employment contract between Universal or the Company and Indemnitee.

                  Section 2. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights, except to the extent expressly prohibited by applicable law.

                  Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if Indemnitee is a party or is threatened to be made a party to any threatened, pending or



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completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that Indemnitee is or was a director, officer, agent, or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, agent, or fiduciary of Universal or any other entity or by reason of anything done or not done by him or her in any such capacity. Pursuant to this Section 3, Indemnitee shall be indemnified against expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of Universal or the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

                  Section 4. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this
Section 4 if Indemnitee is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, agent, or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, agent, or fiduciary of Universal or any other entity by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 4 Indemnitee shall be indemnified against expenses (including attorneys' fees and disbursements) actually and reasonably incurred by Indemnitee in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of Universal or the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as such court shall deem proper.

                  Section 5. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4 hereof, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

                  Section 6. Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of Indemnitee's Corporate Status (as hereinafter defined), a witness in any proceeding, Indemnitee shall be indemnified by the Company against all expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

                  Section 7. Partial Indemnification. If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, and as a result is not entitled under Section 5 hereof to

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indemnification by the Company for the total amount of the expenses (including attorneys' fees and disbursements), judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to
Section 5 hereof, to the extent Indemnitee has been partially successful.

                  Section 8. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of the Disinterested Directors (as hereinafter defined) even if less than a quorum; or (b) if such vote is not obtainable or, even if obtainable, if such Disinterested Directors so direct by majority vote, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the stockholders. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as such Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any expenses (including attorneys' fees) incurred by Indemnitee in connection with Indemnitee's request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

                  Section 9. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 8 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

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                  Section 10. Advancement of Expenses. All reasonable expenses incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, at the request of Indemnitee within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise. The Company shall have the burden of proof in any determination under this Section 10.

                  Section 11. Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if expenses are not advanced pursuant to Section 10, Indemnitee shall be entitled to a final adjudication in the Delaware Court of Chancery, first, and then in any other court of competent jurisdiction of Indemnitee's entitlement to such indemnification or advance. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 8 or 9 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees and disbursements) actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

                  Section 12. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the by-laws, agreement, provision of the Certificate of Incorporation, as amended, vote of stockholders or Disinterested Directors, provision of law, or otherwise; provided, however, that this Agreement supersedes any other Agreement that has been entered into with the Indemnitee which has as its principal purpose the indemnification of Indemnitee.

                  Section 13. Attorneys' Fees and Other Expenses To Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or

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enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by Indemnitee, provided that in bringing the advancement action, Indemnitee acted in good faith.

                  Section 14. Duration of Agreement. This Agreement shall apply with respect to Indemnitee's occupation of any of the position(s) described in Sections 3 and 4 of this Agreement prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to occupy such positions(s). This Agreement shall be binding upon the Company and its successors and assigns (including any transferee of all or substantially all of its assets and any successor by merger of operation of law) and shall inure to the benefit Indemnitee and Indemnitee's spouse, assigns, heirs, devises, executors, administrators or other legal representatives. This Agreement supersedes any prior indemnification arrangement between the Company (or its predecessor) and Indemnitee.

                  Section 15. Severability. If any provision of provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  Section 17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

                  Section 18. Definitions. For purposes of this Agreement:

                              (a) "Disinterested Director" shall mean a director
of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

                              (b) "Independent Counsel" shall mean a law firm or
a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person


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who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                              (c) "Corporate Status" shall mean the status of a
person who is or was a director, officer, employee, agent or fiduciary of the Company or any majority-owned subsidiary or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company.

                  Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  Section 20. Notice by Indemnitee. (a) Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal, administrative, investigative or otherwise, provided, however, that the failure to so notify the Company will not relieve the Company from any liability it may have to Indemnitee except to the extent that such failure materially prejudices the Company's ability to defend such claim. With respect to any such action, suit, proceeding, inquiry or investigation as to which Indemnitee notifies the Company of the commencement thereof:

                              (i) The Company will be entitled to participate
therein at its own expense; and

                              (ii) Except as otherwise provided below, to the
extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such action, suit, proceeding, inquiry or investigation, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee and not subject to indemnification hereunder unless (x) the employment of counsel by Indemnitee has been authorized by the Company; (y) in the reasonable opinion of counsel to Indemnitee there is or may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; or (z) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.

                              (b) Neither the Company nor the Indemnitee shall
settle any claim without the prior written consent of the other (which shall not be unreasonably withheld).

                  Section 21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been

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directed or if (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                              (i) If to Indemnitee, to the address set forth below his or her signature.

                              (ii) If to the Company to:

                                   Universal Compression Holdings, Inc.
                                   4440 Brittmoore Road
                                   Houston, Texas  77041-8004
                                   Attn: Chief Executive Officer

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

                  Section 22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                    UNIVERSAL COMPRESSION HOLDINGS, INC.



                                    By: /s/ STEPHEN A. SNIDER
                                       -----------------------------------------
                                    Name:  Stephen A. Snider
                                    Title: President and Chief Executive Officer




                                    Name:   /s/ BERNARD J. DUROC-DANNER
                                            ------------------------------------
                                    Address: 515 Post Oak Blvd.
                                            ------------------------------------
                                             Houston, Texas 77027
                                            ------------------------------------

                                            ------------------------------------

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